Exhibit 99.1

Investor Overview March 2023

Safe Harbor and Basis of Presentation

Forward-Looking Statement Safe Harbor — This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by the Company’s use of forward-looking terminology such as “anticipate,” “believe,” “confident,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the markets in which GMS operates and our products, including potential growth in those markets and products, the economy generally, our ability to continue successfully navigating the evolving operating environment and executing our business, strategic initiatives and priorities and growth potential, future M&A and greenfields, product availability, inflation, capital structure, pricing, volumes, net sales, organic sales, gross margins, incremental EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, interest expense, tax rates, capital expenditures, free cash flow, cash flow generation and working capital management, future financial performance and liquidity, the ability of the Company to grow stronger, the ability to deliver growth, value creation and long-term success, and the Company’s cost reduction initiatives and results thereof contained in this presentation may be considered forward-looking statements. Statements about our expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance may be considered forward-looking statements. The Company has based forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control, including current public health issues that may affect the Company’s business. Forward-looking statements involve risks and uncertainties, including, but not limited to, those described in the “Risk Factors” section in the Company’s most recent Annual Report on Form 10-K, and in its other periodic reports filed with the SEC. In addition, the statements in this release are made as of March 6, 2023. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to March 6, 2023.

Use of Non-GAAP and Adjusted Financial Information — To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. Please see the Appendix to this presentation for a further discussion on these non-GAAP measures and a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures.

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.
2

GMS at a Glance

52yrs
Founded in 1971

$5.3B
LTM Q3 FY23[1] Net Sales

$665.6M
LTM Q3 FY23 Adj. EBITDA[2]

50+
Leading Brands

~300
Distribution yard locations across the U.S. & Canada

100+
Tool Sales, Rentals & Service Centers

6,500+
GMS Team Members

GMS
NYSE Ticker Symbol



1. LTM Q3 FY23 is defined as the twelve months ended January 31, 2023
2. For a reconciliation of Adjusted EBITDA to the most directly comparable GAAP metrics, see Appendix.

Information as of March 2023 unless otherwise noted

Providing Value to Contractors and Builders

A leading North American specialty distributor of construction products

GMS provides the products and value-added services to contractors who install wallboard, ceilings, steel framing and other complementary building products

- Expertise across local markets, leveraging scaled North American footprint
- One-stop-shop for contractors with a broad product offering
- Critical link between suppliers and a highly fragmented customer base

Net Sales Breakdown (YTD Q3 FY23)


40%
WALLBOARD
29%
COMPLEMENTARY PRODUCTS
12%
CEILINGS
19%
STEEL FRAMING

Note: YTD Q3 FY23 refers to the nine months ended January 31, 2023

GMS GYPSUM MANAGEMENT & SUPPLY, INC.
4

5 Local Go - To - Market Strategy with Scale Benefits GMS’s model provides for the intimacy of a local business, exceptional customized service and an entrepreneurial culture while leveraging North American economy of scale • Combines the benefits of a local “go - to - market” strategy and relationships with economics of scale • Integrated North American platform operated through over 50 highly - respected local brands GMS distribution locations USA and Canada

6 Fiscal YTD Q3 FY2023 Highlights • Net Sales of $4 billion, up 20% • Gross Profit of $1.3 billion, up 21% • Gross Margin of 32.3%, up 20 basis points • Net Income up 31% • Adjusted EBITDA 1 up 24% to $511 million • Adjusted EBITDA Margin 1 of 12.7%, up 40 basis points • Significantly improved cash flow generation as compared with a year ago – Cash flow provided by operating activities of $237 million YTD Q3 FY23, compared with a use of cash from operating activities of $20 million in YTD Q3 FY22 1 For a reconciliation of Adjusted SG&A, Adjusted Net Income, Adjusted EBITDA, and Adjusted EBITDA Margin to the most directly com parable GAAP metrics, see Appendix. Note: YTD Q3 FY23 refers to the nine months ended January 31, 2023; YTD Q3 FY22 refers to the nine months ended January 31, 20 22. $196.9 $237.5 $412.7 $257.4 $303.1 $511.4 Net Income Adj. Net Income Adj. EBITDA Net Income, Adj Net Income 1 & Adj EBITDA 1 ($ in millions) YTD Q3 FY22 YTD Q3 FY23 Net Sales Gross Profit Net Income $4B $1.3B $257M 20% 21% 31% Comparisons below are to YTD Q3 FY22 Record Levels of Net Sales, Net Income and Adjusted EBITDA 1 for Fiscal YTD Q3 FY23

Strategic Growth Priorities – Q3 Fiscal 2023 Update

Expand Share in Core Products

Capitalize on existing fixed investments in locations and equipment where we are underpenetrated or below expected share

- Industry data indicates full year calendar 2022 share growth in Wallboard and Steel Framing
- Solid growth in Architectural Specialty Ceilings
- Benefits of scale and our commitment to service provide value to our customers and confidence for continued growth in our core products

Grow Complementary Products

Grow Complementary Product opportunities outside of core products to diversify and profitably expand our offerings

- 11.7% net sales growth
- 8.2% organic sales growth
- 11th straight quarter of growth for this category
- Complementary Products has grown over time to contribute nearly 30% of our net sales

Platform Expansion

Expand the platform through accretive acquisition and greenfield opportunities

- Made our first entries into the New York City market
  - Acquisition of Tanner Bolt & Nut, Inc. added four New York City metro area locations specializing in the distribution of tools & fasteners. Represents a platform from which we intend to expand our Tools & Fastener offerings in New York and the surrounding areas.
  - Also opened a Ceilings-focused greenfield in Brooklyn, NY in Jan.
- Opened a greenfield yard location in Chester, VA in November
- Also opened three new AMES store locations during the quarter
- Net debt leverage at Jan. 31, 2023 was 1.6 times, down from 2.3 a year ago

Drive Improved Productivity & Profitability

Leverage our scale and employ technology and best practices to deliver a best-in-class customer experience and further profit improvement

- Enhancing our role as a valuable partner by providing customers with the ability to easily transact with us, including online ordering, delivery status updates and proof of delivery notification and photos
- Driving purchasing and operational efficiencies and helping to offset operational cost increases
- Building our "Yard of the Future" to improve efficiency, productivity and profitability while delivering greater value to our customers and stakeholders
- Organization-wide effort to reduce complexity cost

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

7

Continuing to Diversify and Profitably Expand Offerings

Successfully Growing Complementary Products

Net Sales by Product Category



20%
Steel
12%
Ceilings
YTD
Q3 FY23
29%
Compl.
Products
40%
Wallboard
20% Tools & Fasteners
19% Insulation
15% Joint Treatment
10% Lumber
9% EIFS/Stucco
25% Other

Core Products:

- **Wallboard:** Used to finish the interior walls and ceilings in residential, commercial and institutional construction projects
- **Ceilings:** Suspended ceiling systems comprised primarily of acoustical solutions for commercial spaces including mineral fiber tiles and grid as well as architectural specialties such as wood, steel and other unique finishes
- **Steel Framing:** Steel framing products sold into commercial applications, typically as part of a package with wallboard, ceilings and other products

Complementary Products

Up from 20% to 29% of sales

from FY2014 to FY2022



45%
20%
NET SALES BREAKDOWN
(FISCAL 2014)
2014 Net Sales:
$1.4B
16%
19%



37%
NET SALES BREAKDOWN
(FISCAL 2022)
2022 Net Sales:
$4.6B
29%
22%*
12%

Complementary Products | Ceilings | Steel Framing | Wallboard

Note: YTD Q3 FY23 refers to the nine months ended January 31, 2023

*Steel framing experienced significant product price inflation during fiscal 2022. As a comparison, steel framing contributed 14% of fiscal 2021's net sales.

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

8

Track Record of Successful Platform Expansion

Completed 85+ acquisitions and greenfields since May 2014. All U.S. yard locations are fully integrated into the GMS platform

Since August 2014, GMS has **acquired 42 companies** representing a total of ~120 distribution locations

Since August 2014, GMS has opened an additional **~48 organic greenfield locations**, complementing acquisition strategy

Since acquiring AMES Taping Tools in December 2021, GMS has **opened 14 new AMES store locations**

Select Recent GMS Expansion

Date	Acquisition/Greenfield	Locations	Strategic Rationale
Dec-22	Tanner	▪ 4 Locations - NYC Metro Area	▪ Establishes multi-location complimentary products in the #1 MSA – NYC Metro Area
Jun-22	Construction Supply of Southwest Florida, Inc.	▪ Sarasota, FL	▪ Margin-accretive Complementary Products acquisition in highly desirable SW Florida market
Dec-21	AMES	▪ ~85 US Locations at purchase date	▪ Diversified core products with complementary product offerings

Jan-23	New York City	▪ Brooklyn, NY	▪ Inaugural location focused on Ceilings products in the New York City market
Nov-22	South Richmond	▪ Chester, VA	▪ Expands market service coverage in the Richmond, VA market for Commonwealth Building Materials
Aug-22	Greenville	▪ Greenville, NC	▪ New location for Colonial Materials to enhance service capabilities in the Greenville market
May-22	Cleveland	▪ Cleveland, OH	▪ Full-product-line location complementing acquisition of Architectural Coatings Distributors

As of Sep 1, 2022

GMS GYPSUM MANAGEMENT & SUPPLY, INC.

9

Opportunities for Further Platform Expansion

- Opportunity to expand our geographic footprint in under-served and under-penetrated markets through accretive greenfield locations and acquisitions
- Current footprint comprises ~300 distribution yard locations covering 47 U.S. States and 6 Canadian Provinces; Plus ~100 AMES store locations
- At least some level of presence in 78 of the Top 100 U.S. Metropolitan Statistical Areas ("MSA's") and 8 of the Top 10 Canadian Metropolitan Areas ("CMA's")
- Significant whitespace and underpenetrated markets remaining in both the U.S. and Canada
- Opportunities to develop **"Complementary Products"** in markets where GMS already has an established presence to drive further share gains



Canada
United States
Western Canada
Mountain West
California
Central Midwest
South Central Texas
Gulf Coast
South Florida
New England
Eastern Canada
Map Legend
GMS Distribution Location
AMES Location
Targeted Expansion Area

As of March 2023

GMS GYPSUM MANAGEMENT & SUPPLY, INC.
10

11 CAGR FY - 16 through LTM Q323 : Net Sales: Adjusted EBITDA*: Proven Track Record of Growth & Improved Profitability *For a reconciliation of Adjusted EBITDA and Adjusted EBITDA margin to the most directly comparable GAAP metrics, see Appendi x. Note: LTM Q323 refers to the twelve months ended January 31, 2023. $1,858 $2,319 $2,511 $3,116 $3,241 $3,299 $4,635 $5,314 7.4% 8.1% 7.9% 9.5% 9.2% 9.7% 12.2% 12.5% FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 LTM Q323 Net Sales Adj. EBITDA Margin* $ millions 16.8% 26.2%

Attractive Capital Structure Supports Strategic Priorities

Cash From Operations and Free Cash Flow[1]

- Significant improvement in cash flow as the supply chain improved
- Generated Cash from Operating Activities of $134.1 million, compared to $57.2 million in Q3 FY22
- Generated Free Cash Flow[1] of $122.5 million, compared to $40.2 million in Q3 FY22
- Substantial liquidity, with $186.7 million of cash on hand and an additional $574.4 million available under our revolving credit facilities as of 1/31/2023
- Fiscal year 2023 Free Cash Flow[1] is expected to exceed our "Through the Cycle" expectation of 40% - 50% of Adjusted EBITDA[1]

Increased Share Repurchase Activity

- Repurchased approximately 656 thousand shares for $33.2 million during Q3 FY23
- As of the end of Q3 FY23, $128 million of repurchase authorization remained

LTM Net Debt / PF Adjusted EBITDA[2]


2.3x
1.8x
1.8x
1.6x
1.6x
1/31/2022
4/30/2022
7/31/2022
10/31/2022
1/31/2023

Debt[3] Maturity Schedule as of 01/31/2023


$ in millions
$13
$51
$35
$512
$16
$604
FY23
FY24
FY25
FY26
FY27
Thereafter

1. For a reconciliation of free cash flow to cash used in operating activities, the most directly comparable GAAP metric, see Appendix.
2. For detail, including a reconciliation of Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.
3. Debt includes First Lien Term Loan, ABL Facility, Senior Notes, Finance Leases & Installment Notes.

GMS GYPSUM MANAGEMENT & SUPPLY, INC.

12

13 GMS is Well Positioned across Commercial and Residential Markets with Scale and Balanced Product Mix • Continue to see high levels of multi - family residential activity • Further deterioration of single - family residential demand is expected in the near - term; Extent and duration of decline is uncertain, but recent comments from some large public builders are encouraging • Year - over - year improvement in commercial construction activity expected in near - term • Favorable demographics in an underbuilt industry provides support for the medium - to long - term • Opened 31 greenfield locations and completed 13 strategic acquisitions since the start of fiscal 2020 to enhance customer service, drive growth in product offerings and improve efficiencies, all while reducing our net debt leverage ratio from 3.6x at April 30, 2019 to 1.6x at January 31, 2023 • Continuing to modernize and upgrade fleet, adding safety features to protect employees and customers and for risk management benefits • Technology investments to automate work has led to increased productivity, making us better operators • Lowering complexity costs in the business Strategic Investments Position GMS for Near - Term Industry Dynamics & Long - Term Success Industry Fundamentals Support Outlook Greenfield and Acquisition totals are calculated since the start of fiscal 2020 through January 31, 2023

14 Appendix

Expectations





Expectations for Q4 Fiscal 2023

Wallboard Volume Expectations by End Market (as compared to Q4 FY22):

- Q4 FY23 Multi-family YOY wallboard volume growth expected: >20%
- Q4 FY23 Commercial YOY wallboard volume growth expected: Single-digits
- Q4 FY23 Single-family YOY wallboard volume declines expected: High-teens

Pricing Expectations (as compared to Q4 FY22):

- Q4 FY23 Wallboard pricing: mid-to-high teen inflation
- Q4 FY23 Ceilings pricing: flattish YOY
- Q4 FY23 Complementary Product pricing: slightly inflationary
- Q4 FY23 Steel Framing pricing: YOY decline of 20% - 25%

Net Sales, Gross Margin and Adjusted EBITDA[1] Expectations:

- Q4 FY23 Expected Year-Over-Year Net Sales: flat to down low-single-digits
- Q4 FY23 Expected Gross Margin: Generally consistent with long-term trend, around 32%
- Q4 FY23 Adjusted EBITDA[1]: In the range of $139 million to $144 million

Full Year Fiscal 2023 Expectations

- FY23 Full year interest expense: ~$63 million
- FY23 Cash tax rate for Adjusted Net Income[1]: ~25.5%
- FY23 Full year capital expenditures: $40 million - $45 million
- FY23 Free Cash Flow[1]: Approximately 55% of Fiscal 2023 Adjusted EBITDA[1]

1. For a reconciliation of Adjusted SG&A, Adjusted Net Income, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow to the most directly comparable GAAP metrics, see Appendix.

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.
15

Summary Quarterly Financials

(In millions) (Unaudited)	1Q22	2Q22	3Q22	4Q22	FY22	1Q23	2Q23	3Q23
Wallboard Volume (MSF)	1,095	1,104	1,054	1,181	4,433	1,191	1,232	1,058
Wallboard Price ($ / '000 Sq. Ft.)	$ 356	$ 376	$ 394	$ 416	$ 386	$ 438	$ 474	$ 473
Wallboard	$ 390	$ 415	$ 415	$ 491	$ 1,711	$ 522	$ 585	$ 501
Ceilings	138	141	140	149	568	167	160	147
Steel framing	196	272	283	277	1,028	275	278	234
Complementary products	318	323	316	372	1,328	396	409	353
Net sales	1,042	1,151	1,154	1,289	4,635	1,360	1,431	1,235
Cost of sales	706	779	786	876	3,147	925	966	832
Gross profit	336	372	368	413	1,488	435	465	402
Gross margin	*32.2%*	*32.3%*	*31.9%*	*32.0%*	*32.1%*	*32.0%*	*32.5%*	*32.6%*
Operating expenses:								
Selling, general and administrative expenses	214	231	241	264	950	268	279	267
Depreciation and amortization	28	29	30	32	119	32	32	31
Total operating expenses	242	260	271	297	1,069	300	311	299
Operating income	94	112	97	116	419	135	153	103
Other (expense) income:								
Interest expense	(14)	(15)	(15)	(14)	(58)	(15)	(16)	(17)
Other income, net	1	1	1	1	4	2	2	2
Total other expense, net	(13)	(14)	(14)	(13)	(54)	(13)	(14)	(15)
Income before taxes	81	98	83	103	365	122	139	88
Income tax expense	20	24	21	26	91	32	36	24
Net income	$ 61	$ 74	$ 61	$ 76	$ 273	$ 90	$ 103	$ 65
Business Days	**63**	**64**	**62**	**64**	**253**	**63**	**65**	**62**
Net Sales by Business Day	$ 16.5	$ 18.0	$ 18.6	$ 20.1	$ 18.3	$ 21.6	$ 22.0	$ 19.9
Beginning Branch Count	268	283	285	286	268	292	295	297
Added Branches	15	2	1	6	24	3	2	6
Ending Branch Count	**283**	**285**	**286**	**292**	**292**	**295**	**297**	**303**

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

16

Quarterly Cash Flows

($ in millions)
(Unaudited)

	1Q22	2Q22	3Q22	4Q22	FY22	1Q23	2Q23	3Q23
Net income	$ 61.2	$ 74.4	$ 61.4	$ 76.5	$ 273.4	$ 89.5	$ 103.2	$ 64.8
Non-cash changes & other changes	28.8	57.8	43.9	65.6	196.2	8.9	63.3	21.8
Changes in primary working capital components:								
Trade accounts and notes receivable	(73.5)	(73.9)	37.4	(52.2)	(162.1)	(69.6)	(63.8)	105.3
Inventories	(87.3)	(81.2)	(22.6)	34.8	(156.3)	(28.7)	(3.6)	(2.4)
Accounts payable	(4.3)	20.9	(62.9)	74.7	28.4	(4.4)	8.2	(55.3)
Cash provided by (used in) operating activities	**(75.1)**	**(2.0)**	**57.2**	**199.5**	**179.6**	**(4.4)**	**107.3**	**134.1**
Purchases of property and equipment	(6.8)	(9.3)	(17.0)	(7.9)	(41.1)	(10.9)	(10.7)	(11.6)
Proceeds from sale of assets	0.3	0.2	0.7	0.8	1.9	0.3	0.6	0.8
Acquisitions of businesses, net of cash acquired	(123.0)	(1.9)	(220.4)	(2.7)	(348.1)	(2.6)	(0.0)	(17.8)
Cash (used in) investing activities	**(129.6)**	**(11.1)**	**(236.8)**	**(9.8)**	**(387.2)**	**(13.3)**	**(10.1)**	**(28.6)**
Cash provided by (used in) financing activities	**81.4**	**28.7**	**207.8**	**(174.6)**	**143.3**	**22.2**	**(77.4)**	**(43.8)**
Effect of exchange rates	(0.2)	0.1	(0.5)	(0.2)	(0.8)	0.2	(2.2)	0.8
Increase (decrease) in cash and cash equivalents	(123.4)	15.7	27.7	14.9	(65.1)	4.7	17.6	62.5
Balance, beginning of period	167.0	43.6	59.3	87.0	167.0	101.9	106.6	124.2
Balance, end of period	**$ 43.6**	**$ 59.3**	**$ 87.0**	**$ 101.9**	**$ 101.9**	**$ 106.6**	**$ 124.2**	**$ 186.7**
Supplemental cash flow disclosures:								
Cash paid for income taxes	$ 1.0	$ 36.8	$ 23.3	$ 25.2	$ 86.3	$ 3.2	$ 57.6	$ 24.9
Cash paid for interest	$ 8.6	$ 9.0	$ 18.1	$ 10.5	$ 46.2	$ 17.8	$ 11.5	$ 19.9

	1Q22	2Q22	3Q22	4Q22	FY22	1Q23	2Q23	3Q23
Cash provided by (used in) operating activities	$ (75.1)	$ (2.0)	$ 57.2	$ 199.5	$ 179.6	$ (4.4)	$ 107.3	$ 134.1
Purchases of property and equipment	(6.8)	(9.3)	(17.0)	(7.9)	(41.1)	(10.9)	(10.7)	(11.6)
Free cash flow (1)	**(81.9)**	**(11.3)**	**40.2**	**191.6**	**138.5**	**(15.3)**	**96.5**	**122.5**

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

(1) Free cash flow is a non-GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. Differences may occur due to rounding.

17

18 Q3 2023 Net Sales 1. Organic net sales growth calculation excludes net sales of acquired businesses until first anniversary of acquisition date an d i mpact of foreign currency translation. ($ in millions) (Unaudited) FY23 FY22 Reported Organic (1) Organic (1) 1,227.3$ 1,153.6$ Acquisitions 16.6 - Fx Impact (9.3) - Total Net Sales 1,234.6$ 1,153.6$ 7.0% 6.4% Wallboard 500.7$ 415.1$ 20.6% 41.4% Ceilings 146.8 139.9 4.9% 13.6% Steel Framing 234.5 282.8 (17.1%) 2.5% Other Products 352.6 315.8 11.7% 17.8% Total Net Sales 1,234.6$ 1,153.6$ 7.0% 6.4% Fiscal Q3 Variance

Quarterly Net Income to Adjusted EBITDA

Reconciliation

($ in 000s) *(Unaudited)*		1Q22	2Q22	3Q22	YTD Q3 FY22	1Q23	2Q23	3Q23	YTD Q3 FY23
Net Income		**$ 61,202**	**$ 74,361**	**$ 61,383**	**$ 196,946**	**$ 89,470**	**$ 103,153**	**$ 64,775**	**$ 257,398**
Add: Interest Expense		13,657	14,744	15,429	43,830	14,661	16,055	16,943	47,659
Less: Interest Income		-	(27)	(40)	(67)	(56)	(154)	(180)	(390)
Add: Income Tax Expense		19,971	23,769	21,211	64,951	32,030	35,995	23,697	91,722
Add: Depreciation Expense		12,925	13,703	13,816	40,444	14,993	15,058	15,162	45,213
Add: Amortization Expense		14,789	15,700	15,934	46,423	17,447	17,168	16,257	50,872
EBITDA		**$ 122,544**	**$ 142,250**	**$ 127,733**	**$ 392,527**	**$ 168,545**	**$ 187,275**	**$ 136,654**	**$ 492,474**
Adjustments									
Stock appreciation rights	(A)	892	983	1,251	3,126	2,344	3,230	314	5,888
Redeemable noncontrolling interests	(B)	310	593	182	1,085	495	340	368	1,203
Equity-based compensation	(C)	1,958	3,215	3,077	8,250	3,132	3,781	3,285	10,198
Severance and other permitted costs	(D)	147	249	273	669	352	379	(315)	416
Transaction costs (acquisition and other)	(E)	575	2,393	921	3,889	386	292	476	1,154
(Gain) loss on disposal of assets	(F)	(78)	(144)	(252)	(474)	(284)	81	(411)	(614)
Effects of fair value adjustments to inventory	(G)	1,731	-	1,870	3,601	44	135	457	636
Total Add-Backs		**$ 5,535**	**$ 7,289**	**$ 7,322**	**$ 20,146**	**$ 6,469**	**$ 8,238**	**$ 4,174**	**$ 18,881**
Adjusted EBITDA (as reported)		**$ 128,079**	**$ 149,539**	**$ 135,055**	**$ 412,673**	**$ 175,014**	**$ 195,513**	**$ 140,828**	**$ 511,355**
Net Sales		**$1,042,076**	**$1,150,551**	**$1,153,595**	**$3,346,222**	**$1,359,553**	**$1,430,979**	**$1,234,618**	**$4,025,150**
Adjusted EBITDA Margin		12.3%	13.0%	11.7%	12.3%	12.9%	13.7%	11.4%	12.7%

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility

E. Represents one-time costs related to acquisitions paid to third parties

F. Includes gains and losses from the sale and disposal of assets

G. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

19

Net Income to Pro Forma Adjusted EBITDA

Reconciliation

($ in 000s) *(Unaudited)*		LTM 3Q23	2022	2021	2020	2019	2018	2017	2016
Net Income		$ 333,894	$ 273,442	$ 105,560	$ 23,381	$ 56,002	$ 62,971	$ 48,886	$ 12,564
Add: Interest Expense		61,926	58,097	53,786	67,718	73,677	31,395	29,360	37,418
Add: Write off of debt discount and deferred financing fees		-	-	4,606	1,331	-	74	7,103	-
Less: Interest Income		(486)	(163)	(86)	(88)	(66)	(177)	(152)	(928)
Add: Income Tax Expense		118,148	91,377	31,534	22,944	14,039	20,883	22,654	12,584
Add: Depreciation Expense		60,206	55,437	50,480	51,332	46,456	24,075	25,565	26,667
Add: Amortization Expense		68,244	63,795	57,645	65,201	71,003	41,455	43,675	37,548
EBITDA		**$ 641,932**	**$ 541,985**	**$ 303,525**	**$ 231,819**	**$ 261,111**	**$ 180,676**	**$ 177,091**	**$ 125,853**
Adjustments									
Impairment of goodwill			-	-	63,074	-	-	-	
Stock appreciation rights	(A)	7,165	4,403	3,173	1,572	2,730	2,318	148	1,988
Redeemable noncontrolling interests	(B)	2,101	1,983	1,288	520	1,188	1,868	3,536	880
Equity-based compensation	(C)	12,916	10,968	8,442	7,060	3,906	1,695	2,534	2,699
Severance and other permitted costs	(D)	879	1,132	2,948	5,733	8,152	581	(157)	379
Transaction costs (acquisition and other)	(E)	810	3,545	1,068	2,414	7,858	3,370	2,249	3,751
(Gain) loss on disposal of assets		(1,053)	(913)	(1,011)	658	(525)	(509)	(338)	(645)
Effects of fair value adjustments to inventory	(F)	853	3,818	788	575	4,176	324	946	1,009
Gain on legal settlement			-	(1,382)	(14,029)	-	-	-	-
Change in fair value of financial instruments	(G)	-	-	-	-	6,395	6,125	382	19
Secondary public offerings	(H)	-	-	-	363	-	1,525	1,385	-
Debt transaction costs	(I)	-	-	532	-	678	1,285	265	-
Total Add-Backs		**$ 23,671**	**$ 24,936**	**$ 15,846**	**$ 67,940**	**$ 34,558**	**$ 18,582**	**$ 11,138**	**$ 12,330**
Adjusted EBITDA (as reported)		**$ 665,603**	**$ 566,921**	**$ 319,371**	**$ 299,759**	**$ 295,669**	**$ 199,258**	**$ 188,229**	**$ 138,183**
Contributions from acquisitions	(J)	2,536	21,348	4,948	1,480	6,717	1,280	9,500	12,093
Pro Forma Adjusted EBITDA		**$ 668,139**	**$ 588,269**	**$ 324,319**	**$ 301,239**	**$ 302,386**	**$ 200,538**	**$ 197,729**	**$ 150,276**
Net Sales		**$5,313,803**	**$4,634,875**	**$3,298,823**	**$3,241,307**	**$3,116,032**	**$2,511,469**	**$2,319,146**	**$1,858,177**
Adjusted EBITDA margin (as reported)		**12.5%**	**12.2%**	**9.7%**	**9.2%**	**9.5%**	**7.9%**	**8.1%**	**7.4%**

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility, including certain unusual, nonrecurring costs and credits received due to the COVID-19 pandemic

E. Represents one-time costs related to our initial public offering and acquisitions paid to third party advisors as well as costs related to the retirement of corporate stock appreciation rights

F. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

G. Represents mark-to-market adjustments for derivative financial instruments

H. Represents one-time costs related to our secondary offerings paid to third party advisors

I. Represents expenses paid to third party advisors related to debt refinancing activities

J. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

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21 Income Before Taxes to Adjusted Net Income Reconciliation Commentary A. Depreciation and amortization from the increase in value of certain long - term assets associated with the April 1, 2014 acquisition of the predecessor company and amortization of intangible assets from the acquisitions of Titan, Westside Building Materials, and AMES Taping Tools B. Normalized cash tax rate determined based on our estimated taxes excluding the impact of purchase accounting and certain other deferred tax amounts ($ in 000s) 3Q23 3Q22 YTD Q3 FY23 YTD Q3 FY22 (Unaudited) Income before taxes 88,472$ 82,594$ 349,120$ 261,897$ EBITDA add-backs 4,174 7,322 18,881 20,146 Purchase accounting depreciation and amortization (A) 12,485 11,424 38,820 32,553 Adjusted pre-tax income 105,131 101,340 406,821 314,596 Adjusted income tax expense 26,808 24,828 103,739 77,076 Adjusted net income 78,323$ 76,512$ 303,082$ 237,520$ Effective tax rate (B) 25.5% 24.5% 25.5% 24.5% Weighted average shares outstanding: Basic 41,578 43,094 42,119 43,106 Diluted 42,232 43,945 42,812 43,937 Adjusted net income per share: Basic 1.88$ 1.78$ 7.20$ 5.51$ Diluted 1.85$ 1.74$ 7.08$ 5.41$

22 Reported SG&A to Adjusted SG&A Reconciliation Commentary A. Represents changes in the fair value of stock appreciation rights B. Represents changes in the fair value of noncontrolling interests C. Represents non - cash equity - based compensation expense related to the issuance of share - based awards D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility E. Represents one - time costs related to acquisitions paid to third parties (Unaudited) 1Q22 2Q22 3Q22 4Q22 FY2022 1Q23 2Q23 3Q23 ($ in millions) SG&A - Reported 214.1$ 230.5$ 241.0$ 264.5$ 950.1$ 267.7$ 279.0$ 267.4$ Adjustments Stock appreciation rights (A) (0.9) (1.0) (1.3) (1.3) (4.4) (2.3) (3.2) (0.3) Redeemable noncontrolling interests (B) (0.3) (0.6) (0.2) (0.9) (2.0) (0.5) (0.3) (0.4) Equity-based compensation (C) (2.0) (3.2) (3.1) (2.7) (11.0) (3.1) (3.8) (3.3) Severance and other permitted costs (D) (0.2) (0.3) (0.3) (0.4) (1.1) (0.4) (0.4) 0.3 Transaction costs (acquisition and other) (E) (0.6) (2.4) (0.9) 0.3 (3.5) (0.4) (0.3) (0.5) Gain (loss) on disposal of assets 0.1 0.1 0.3 0.4 0.9 0.3 (0.1) 0.4 SG&A - Adjusted 210.3$ 223.2$ 235.6$ 259.9$ 929.0$ 261.3$ 270.9$ 263.6$ % of net sales 20.2% 19.4% 20.4% 20.2% 20.0% 19.2% 18.9% 21.4%

Leverage Summary

($ mm)	1/31/22 LTM	4/30/22 LTM	7/31/22 LTM	10/31/22 LTM	1/31/23 LTM
Cash and cash equivalents	$94	$102	$107	$124	$187
Revolving Credit Facilities	$359	$211	$265	$240	$240
First Lien Term Loan (1) (2)	502	501	500	499	498
Senior Notes (3)	345	345	345	345	346
Capital Lease Obligations	113	120	125	126	132
Installment Notes & Other (4)	7	7	5	3	8
Total Debt	**$1,326**	**$1,184**	**$1,240**	**$1,214**	**$1,223**
Total Net Debt	**$1,232**	**$1,082**	**$1,133**	**$1,090**	**$1,037**
PF Adj. EBITDA (5)	**$534**	**$588**	**$625**	**$662**	**$668**
Total Debt / PF Adj. EBITDA	**2.5x**	**2.0x**	**2.0x**	**1.8x**	**1.8x**
Net Debt / PF Adj. EBITDA	**2.3x**	**1.8x**	**1.8x**	**1.6x**	**1.6x**

(1) Net of unamortized discount of $0.5mm, $0.5mm, $0.5mm, $0.4mm and $0.3mm as of January 31, 2022, April 30, 2022, July 31, 2022, October 31, 2022 and January 31, 2023 respectively.
(2) Net of deferred financing costs of $3.4mm, $3.1mm, $2.8mm, $2.6mm and $2.4mm as of January 31, 2022, April 30, 2022, July 31, 2022, October 31, 2022 and January 31, 2023 respectively.
(3) Net of deferred financing costs of $5.0 mm, $4.8mm, $4.7mm, $4.5mm and $4.2mm as of January 31, 2022, April 30, 2022, July 31, 2022, October 31, 2022 and January 31, 2023 respectively
(4) Net of unamortized discount of $0.5mm, $0.4mm, $0.3mm, $0.2mm and $0.2mm as of January 31, 2022, April 30, 2022, July 31, 2022, October 31, 2022 and January 31, 2023 respectively.
(5) For a reconciliation Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

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